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                                                                   Exhibit 10(v)

                                OPTION AGREEMENT
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                          (NON-QUALIFIED STOCK OPTION)

         This Option Agreement ("Agreement") is made as of the 28th day of February, 2001, between FanZ Enterprises, Inc., a Delaware corporation (hereinafter called the "Company"), and Michael J. Wurtsbaugh, a consultant of the Company or one or more of its Subsidiaries (hereinafter called the "Consultant").

         WHEREAS, the Company and the Consultant have entered into an Employment Agreement dated FEBRUARY 28 , 2001 (the "Employment Agreement"), pursuant to which the Consultant will be engaged as the Chief Financial Officer of the Company upon the consummation of the Company's initial public offering with proceeds of at least $10,000,000.

         NOW, THEREFORE, in consideration of the mutual covenants hereinafter set forth, and for other good and valuable consideration, the parties hereto have agreed, and do hereby agree, as follows:

         1. GRANT OF OPTION. The Company hereby grants to the Consultant the right and option (hereinafter called the "Option") to purchase all or any part of an aggregate of 500,000 shares of the common stock, $.01 par value, of the Company ("Shares") on the terms and conditions set forth herein.

         2. TYPE OF OPTION. The Option granted under this Option Agreement is a Non-Qualified Stock Option and shall not be treated by the Company or the Consultant as an Incentive Stock Option for federal income tax purposes.

         3. OPTION PRICE. The option price of the Shares covered by the Option is $3.00 per Share.


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         4. TERM OF OPTION. The term of the Option shall be for a period of ten
(10) years from the date hereof, subject to earlier termination as hereinafter provided.

         5. EXERCISE OF OPTION.

            (a) Prior to its expiration or termination, and except as provided in Section 5(b) below, the Option may be exercised within the following time limitations:

                        (i) On and after the date hereof, the Option may be
                  exercised as to not more than 250,000 of the Shares originally subject to the Option.

                       (ii) On and after the first anniversary of the date of
                  this Agreement, the Option may be exercised as to not more than an aggregate of 312,500 of the Shares originally subject to the Option.

                      (iii) On and after the second anniversary of the date of
                  this Agreement, the Option may be exercised as to not more than 375,000 of the Shares originally subject to the Option.

                       (iv) On and after the third anniversary of the date of
                  this Agreement, the Option may be exercised as to not more than 437,500 of the Shares originally subject to the Option.

                        (v) On and after the fourth anniversary of the date of
                  this Agreement, the Option may be exercised as to any part or all of the Shares originally subject to the Option.

         (b) Notwithstanding anything to the contrary herein, in the event of the sale of substantially all of the assets of the Company, the Option may be exercised in full at any time during the ten (10) day period ending on the closing of such transaction.

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         (c) In order to exercise the Option, the person or persons entitled to exercise it shall deliver to the Company written notice of the number of full Shares with respect to which the Option is to be exercised. Such notice shall be delivered to the attention of the President of the Company, or such other person as the Board of Directors of the Company (the "Board"), or any committee appointed by the Board which is invested with the responsibility of administering this Agreement (the "Committee"), if one has been appointed, shall designate. Unless (i) the Company, in its discretion, establishes "cashless exercise" procedures, and (ii) the Board, or the Committee if one has been appointed, in its discretion, permits the person or persons entitled to exercise the Option to utilize such "cashless exercise" procedures, the notice shall be accompanied by payment in full for any Shares being purchased. Such payment shall be in cash or, upon approval of the Board, or the Committee if one has been appointed, by certificates of Shares held for more than six (6) months, duly endorsed in blank, equal in value to the purchase price of the Shares to be purchased based on their Fair Market Value on the date of exercise or, upon approval of the Board or the Committee, as the case may be, by a combination of cash and Shares. For purposes of this Agreement, "Fair Market Value" shall mean, with respect to the Shares, the fair market value determined in good faith by the Board, or Committee, if one has been appointed, in its discretion, which determination may, but need not, be based on (i) the advice of an independent financial advisor (which may be the Company's regular outside auditors) or (ii) the last known price per share paid by a purchaser in an arm's length transaction; provided, however, that if there shall be a public market for the Shares, Fair Market Value shall mean (i) the closing price of the Shares on the principal stock exchange on which Shares are then traded or admitted to trading, on the last business day prior to the date on which the value is to be determined, (ii) if no sale takes place on such day on any such exchange, the average of the last reported closing bid and asked prices on such day as officially quoted on any such exchange, or (iii)

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if the Shares are not then listed or admitted to trading on any such exchange, the average of the last reported closing bid and asked prices on such day on the over-the-counter market. For purposes of (i) above, the National Association of Securities Dealers National Market System shall be deemed a principal stock exchange. If there shall be a public market for the Shares, and the foregoing references are unavailable or inapplicable, then the Fair Market Value shall be determined on the basis of the appropriate public market price indicator as determined by the Board or Committee, if one has been appointed, in its sole discretion.

         (d) No Shares shall be issued until full payment therefor has been made, and the Consultant shall have none of the rights of a shareholder in respect of such Shares until full payment therefor has been made.

         6. NONTRANSFERABILITY. The Option shall not be transferable, other than: (a) to a trust established by the Consultant for estate planning purposes, or (b) by will or the laws of descent and distribution, and the Option may be exercised, during the lifetime of the holder of the Option, only by him, or in the event of death, his Successor, or in the event of disability, his personal representative, or (c) pursuant to a qualified domestic relations order, as defined in the Internal Revenue Code of 1986, as amended (the "Code") or the Employee Retirement Income Security Act of 1974 ("ERISA") or the rules thereunder.

         7. TERMINATION OF EMPLOYMENT. Notwithstanding anything to the contrary in this Agreement, the Employment Agreement and any other existing or future agreement between the Company and the Consultant, in the event of any termination of the Consultant's employment with the Company:

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         (a)      for Cause (as defined in Section 7(b) of the Employment
                  Agreement, the Option, to the extent not theretofore exercised, shall terminate as of the date of such termination, or

         (b) for "Not For Cause" (as defined in Section 7(e) of the Employment Agreement, including Resignation with Good Reason (as defined in Section 7(f)(ii) of the Employment Agreement)) the Option, to the extent not theretofore exercised, may be exercised in full at any time during the one (1) year severance period following such termination but not beyond the original term of the Option, or

         (c) for any other reason other than Section 7(a) and 7(b) above, Death, Disability, Retirement or Change of Control as further described herein then (i) the Option may be exercised by the Consultant at any time after the date on which his employment terminated, but not beyond the original term of the Option, and (ii) the portion of the Option that has not vested as of the date of the termination of the Consultant's employment with the Company terminated shall automatically terminate as of the date of termination of employment.

         Once the Consultant becomes an employee of the Company and so long as the Consultant shall continue to be an employee of the Company or one or more of its Subsidiaries, the Option shall not be affected by any change of duties or position. Nothing in this Option Agreement shall confer upon the Consultant any right to continue in the employ of the Company or any of its Subsidiaries or interfere in any way with the right of the Company or any such Subsidiary to terminate his employment at any time. Anything contained herein to the contrary notwithstanding, in the event of the termination of the Consultant's employment for Cause, the Option, to the extent not theretofore exercised, shall terminate.

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         8. DEATH OF CONSULTANT. If the Consultant shall die while he shall be employed by the Company or one or more of its Subsidiaries, or within three (3) months after the termination of his employment other than for Cause, then (a) the Option may be exercised by the Consultant's Successor (to the extent the Consultant shall have been entitled to do so at the time of his death) at any time within one (1) year after the date of the Consultant's death, but not beyond the term of the Option, and (b) the portion of the Option that has not vested as of the date of the Consultant's death shall automatically terminate as of the date of the Consultant's death.

         9. DISABILITY OF CONSULTANT. If the employment of the Consultant shall terminate on account of his having become "disabled", as such term is defined in
Section 7(c) of the Employment Agreement, then (a) the Option may be exercised (to the extent as of the date of the termination of Consultant's employment by reason of having becoming disabled) by the Consultant or the Consultant's personal representative, as the case may be, at any time within one (1) year after the date on which the Consultant's employment terminated by reason of his disability in accordance with the terms of the Employment Agreement, but not beyond the original term of the Option, and (b) the portion of the Option that has not vested as of the date of the termination of the Consultant's employment by reason of his having become disabled shall automatically terminate.

         10. RETIREMENT OF CONSULTANT. If the employment of the Consultant shall terminate by reason of retirement entitling the Consultant to early, normal or late retirement benefits under the provisions of any retirement plan of the Company or a Subsidiary in which the Consultant participates (or if no such plan then exists, at or after age sixty-five (65)), then (a) the Option may be exercised by the Consultant (to the extent he shall have been entitled to do so as of the date of his termination of employment by reason of retirement) at any time after the date on which his

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employment terminated by reason of his retirement, but not beyond the original term of the Option and (b) the portion of the Option that has not vested as of the date of the termination of the Consultant's employment by reason of his retirement shall automatically terminate as of the date of Consultant's retirement.

         11. CHANGE IN CONTROL. Notwithstanding anything to the contrary in this Agreement, including Section 7 hereof, in the case of a Change in Control of the
Company:

                  (a) If the Change in Control of the Company is described in
         Section 11(c)(i) or 11(c)(ii) hereof, the Board, or Committee if one has been appointed, may, in its discretion, taking into account the purposes of this Agreement, determine, on a case by case basis, that this Option shall, subject to the following provisions, terminate ninety (90) days after the Board becomes aware of the occurrence of such Change in Control but, in the event of any such termination, the Option holder shall have the right, commencing at least five (5) days prior to such Change in Control and subject to any other limitation on the exercise of such Option in effect on the date of exercise to immediately exercise any Options in full, without regard to any vesting limitations, to the extent they shall not have been theretofore exercised.

                  (b) If the Change in Control of the Company is described in
         Section 11(c)(iii) hereof, then (i) the Board, or Committee if one has been appointed, shall use its best efforts to cause the acquiring or successor entity to either assume all outstanding Options granted hereunder or to replace all outstanding Options granted hereunder with comparable options which preserve the spread, exercise period and vesting periods of such Options; (ii) all outstanding Options granted hereunder that are not so assumed or replaced with comparable options shall become exercisable in full immediately prior to, and conditioned upon, the closing of the transaction (a "Corporation Transaction") the approval of which resulted in a

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         Change in Control described in Section 11(c)(iii) hereof and written notice of such acceleration shall be given to the holder of all non-assumed or non-replaced Options at least ten (10) days prior to the date of the closing of the Corporation Transaction; and (iii) all outstanding Options granted hereunder shall automatically terminate upon the closing of the Corporation Transaction.

                  (c) "CHANGE IN CONTROL" means a change in control of the Company as a result of the occurrence of any of the following events:

                           (i) any person (as such term is used in Sections
                  13(d) and 14(d) of the Exchange Act) other than an Exempt Person (an "Acquiring Person") is or becomes the beneficial owner, directly or indirectly, of Shares of the Company representing more than fifty percent (50%) of the combined voting power of the Company's then outstanding voting securities, other than either in connection with an issuance of Shares or series of related issuances of Shares approved by the Board (which Board must include at least a majority who were Continuing Directors and which transaction or series of related transactions must have been approved by a majority of the Continuing Directors) or as the result of the reduction in the number of issued and outstanding Shares pursuant to a transaction or series of related transactions approved by the Board;

                           (ii) there shall cease to be a majority of the Board
                  comprised of Continuing Directors; or


                           (iii) (A) the stockholders of the Company approve a
                  merger or consolidation of the Company with any other entity, other than a merger or consolidation which would result in the voting securities of the Company outstanding

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                  immediately prior thereto continuing to represent more than fifty percent (50%) of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation, or (B) the stockholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all the Company's assets (other than to a more than fifty percent (50%) subsidiary or other controlled person of the Company).

                  (d) For purposes of this Agreement, the term "Exempt Person" means the Company, any Subsidiary thereof, any employee benefit plan of the Company or any Subsidiary thereof, any entity holding shares of common stock for or pursuant to the terms of any such plan, and any stockholder as of the close of business on the date hereof.

                  (e) For purposes of this Agreement, the term "Continuing Director" means a director of the Company who is not an Acquiring Person or an affiliate or associate thereof or any of their representatives and who was either a director of the Company before any person become an Acquiring Person or whose nomination or election to the board was recommended or approved by a majority of the then Continuing Directors or by an Exempt Person.

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         12.      TAXES.

                  (a) The Company shall have the right to require a person entitled to receive Shares pursuant to the exercise of this Option to pay the Company the amount of any taxes which the Company is or will be required to withhold with respect to such Shares before the certificate for such Shares is delivered pursuant to the Option or the Company may elect to deduct such taxes from any other amounts then payable in cash or in shares or from any other amounts payable any time thereafter to the Consultant.

                  (b) Subject to Board approval, or Committee approval if one has been appointed, the Consultant may satisfy his tax liability with respect to the exercise of the Option by having the Company withhold Shares otherwise issuable upon exercise of the Option; provided, however, that if the Consultant is subject to Section 16(b) of the Exchange Act at the time of exercise, such election must satisfy the requirements of Rule 16b-3.

         13. ADJUSTMENTS UPON CHANGES IN CAPITALIZATION. In the event of changes in all of the outstanding Shares by reason of stock dividends, stock splits, reclassifications, recapitalizations, mergers, consolidations, combinations, or exchanges of shares, separations, reorganizations, liquidations, or similar events, or in the event of extraordinary cash or non-cash dividends being declared with respect to the Shares, or similar transactions or events, the number and class of Shares subject to the Option hereby granted, the option price and all of the other applicable provisions thereof shall be correspondingly equitably adjusted by the Board, or the Committee if one has been appointed (which adjustment may, but need not, include payment to the holder of the Option, in cash or in shares, in an amount equal to the difference between the option price and the then current Fair Market Value of the Shares subject to the Option as equitably determined by the Board or the

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Committee, as the case may be), as it shall decide in its sole discretion. Any such adjustment may provide for the elimination of any fractional share which might otherwise be subject to the Option.

         14. DELIVERY OF SHARES ON EXERCISE. Delivery of certificates for Shares pursuant to the exercise of the Option may be postponed by the Company for such period as may be required for it with reasonable diligence to comply with any applicable requirements of any federal, state or local law or regulation or any administrative or quasi-administrative requirement applicable to the sale, issuance, distribution or delivery of such Shares. The Board, or the Committee if one has been appointed, may, in its sole discretion, require the holder of the Option to furnish the Company with appropriate representations and a written investment letter prior to the exercise of the Option or the delivery of any Shares pursuant to the Option.

         15. INVALIDITY OF PROVISIONS. The invalidity or unenforceability of any provision of this Agreement as a result of a violation of any state or federal law, or of the rules or regulations of any governmental regulatory body, or any securities exchange shall not affect the validity or enforceability of the remainder of this Agreement.

         16. WAIVER AND MODIFICATION. The provisions of this Agreement may not be waived or modified unless such waiver or modification is in writing and signed by the parties hereto.

         17. INTERPRETATION. All decisions or interpretations made by the Board, or the Committee if one has been appointed, with regard to any question arising under this Agreement shall be binding and conclusive on the Company and the Consultant.

         18. MULTIPLE COUNTERPARTS. This Agreement may be signed in multiple counterparts, all of which when taken together shall constitute an original agreement. The execution by one party of any counterpart shall be sufficient execution by that party, whether or not the same counterpart has been executed by any other party.

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         19. GOVERNING LAW. This Agreement shall be governed by the laws of the
State of Delaware.

         IN WITNESS WHEREOF, the Company has caused this Agreement to be duly executed by its officers thereunto duly authorized, and the Consultant has hereunto set his hand, all as of the day and year first above written.


                                 FANZ ENTERPRISES, INC.


                                 By: /s/ Frederick L. McDonald II
                                    -----------------------------------------
                                    Frederick L. McDonald II, Vice President


                                 /s/ Michael J. Wurtsbaugh
                                 --------------------------------------------
                                 Michael J. Wurtsbaugh, Consultant


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